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                                                                    EXHIBIT 23.3

                    CONSENT OF SIDLEY AUSTIN BROWN & WOOD LLP


         We hereby consent to the incorporation by reference into this Registration Statement of our opinion dated April 11, 2002, filed as an exhibit to the Registration Statement on Form S-3 (File No. 333-83150) of Willbros Group, Inc., and to the references to our firm included or incorporated by reference into this Registration Statement.



                                              /s/ Sidley Austin Brown & Wood LLP


Los Angeles, California
May 8, 2002